September 26, 2007


VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:   The World Funds, Inc.: File Nos. 333-29289 and 811-08255
      Filing Pursuant to Rule 497(e)

Ladies and Gentlemen:

On behalf of our client, The World Funds, Inc., we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, a supplement dated September 26, 2007 to the Dividend Capital Realty Income Fund's Prospectus and Statement of Additional Information ("SAI") dated May 1, 2007.

Please contact me at 202.739.5498 with your questions or comments.

Very truly yours,

/s/ Ryan F. Helmrich

Ryan F. Helmrich


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                       DIVIDEND CAPITAL REALTY INCOME FUND
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

Supplement dated September 26, 2007 to the Dividend Capital Realty Income Fund prospectus and statement of additional information ("SAI") dated May 1,2007.

This supplement is to be read in conjunction with the prospectus and SAI dated May 1, 2007. This supplement together with the prospectus and SAI constitutes a current prospectus and SAI.

                                  I. PROSPECTUS

The following information replaces the first paragraph titled "Foreign Securities Risks" on page 9 in the section titled "RISKS."

      Foreign Securities Risks - Under normal market conditions, the Fund may invest up to 35% of its assets in securities of foreign issuers. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

The following information has been added to the beginning of page 10 in the section titled "RISKS."

      Emerging and Developing Markets - The Fund's investments in emerging and developing countries involve the same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

                                     II. SAI

The following information supplements the sixth full paragraph titled "Foreign Securities" on page 11 in the section titled "INVESTMENT PROGRAMS."

      Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may: (i) have relatively unstable governments; (ii) present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; (iii) offer less protection of property rights than more developed countries; and (iv) have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE